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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of FleetBoston Financial Corporation's Annual Report dated January 16, 2003 relating to the financial statements, which appears in this Form 10-K for the year ended December 31, 2002.


                                       /s/ PricewaterhouseCoopers, LLP

Boston, Massachusetts
June 19, 2003